Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2024-09-30	12 Months Ended
Dec. 31, 2024
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis	As the correction of errors explained above constitutes a Restatement, the company conducted a recovery analysis of erroneously awarded compensation as contemplated by Rule
10D-1
under the Exchange Act and the Clawback Policy. The Compensation Committee analyzed the incentive-based compensation of all officers covered by the Clawback Policy for the impacted periods and determined that (i) incentive compensation awarded in 2022 and 2023 based on the company’s adjusted operating income would still have been awarded at the same level if the company’s adjusted operating income had been correct in the first instance and (ii) performance share awards that vested in 2024 and 2025 based on the attainment of certain daily stock price targets would still have vested under various reasonable scenarios. The Compensation Committee based this determination in part on the report of an outside consultant with expertise in analyzing the extent and impact of stock price changes resulting from financial misstatements.
Stock Price or TSR Estimation Method	(ii) performance share awards that vested in 2024 and 2025 based on the attainment of certain daily stock price targets would still have vested under various reasonable scenarios. The Compensation Committee based this determination in part on the report of an outside consultant with expertise in analyzing the extent and impact of stock price changes resulting from financial misstatements.
Restatement does not require Recovery	Accordingly, the Compensation Committee, after due consideration, determined that there was no erroneously awarded compensation as a result of the Restatement, and therefore no recovery from any executive was required under the Clawback Policy.